SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Prepaid expenses and other current assets, net and Finance receivable, net (Details) - USD ($)	Mar. 31, 2025	Mar. 31, 2024
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Allowance for credit loss on loans to third parties and employees	$ 80,877	$ 19,647
Allowance for credit loss for other receivable	3,526	0
Allowance for credit losses for security deposits and other assets	0	0
Provision for credit loss	$ 13,247	$ 6,040